As filed with the Securities and Exchange Commission on March 16, 2007.

===============================================================================
                                                   1933 Act File No. 333-123262
                                                    1940 Act File No. 811-21727


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                      FIRST TRUST/FIDAC MORTGAGE INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                          ENERGY INCOME AND GROWTH FUND
            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532


                                 March 15, 2007


Dear Shareholder:

        The accompanying materials relate to the Joint Annual Meetings of Shareholders (each a "Meeting" and collectively, the "Meetings") of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund (each a "Fund" and collectively, the "Funds"). The Meetings will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on Monday, April 16, 2007 at 4:00 p.m. Central time.

        At the Meeting, you will be asked to vote on a proposal to elect Trustees of your Fund and to transact such other business as may properly come before the Meeting and any adjournments thereof. Shareholders of First Trust Strategic High Income Fund and First Trust Strategic High Income Fund II will also be asked to vote on a proposal to approve a change in the respective Fund's industry concentration policy. The proposals are described in the accompanying Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement.

        Your participation at the Meeting is very important. If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share of a Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

        Voting takes only a few minutes. Each shareholder's vote is important. Your prompt response will be much appreciated.

        After you have voted on the proposal(s), please be sure to sign your proxy card and return it in the enclosed postage-paid envelope.

        We appreciate your participation in this important Meeting. Thank you.

                                               Sincerely,




                                               James A. Bowen
                                               Chairman of the Board

-------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL TO APPROVE THE NEW INDUSTRY CONCENTRATION POLICY FOR FIRST TRUST STRATEGIC HIGH INCOME FUND AND FIRST TRUST STRATEGIC HIGH INCOME FUND II OR HOW TO VOTE YOUR SHARES, CALL (800) 761-6707 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
-------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

        The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

        1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

        2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

        3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:


      REGISTRATION                                  VALID SIGNATURE
      ____________                                  ________________

      CORPORATE ACCOUNTS

      (1)     ABC Corp.                             ABC Corp.
      (2)     ABC Corp.                             John Doe, Treasurer
      (3)     ABC Corp.
                  c/o John Doe, Treasurer           John Doe
      (4)     ABC Corp. Profit Sharing Plan         John Doe, Trustee

      TRUST ACCOUNTS

      (1)     ABC Trust                             Jane B. Doe, Trustee
      (2)     Jane B. Doe, Trustee
                 u/t/d 12/28/78                     Jane B. Doe

      CUSTODIAL OR ESTATE ACCOUNTS

      (1)     John B. Smith, Cust.
                 f/b/o John B. Smith, Jr., UGMA    John B. Smith
      (2)     John B. Smith                        John B. Smith, Jr., Executor

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         ENERGY INCOME AND GROWTH FUND
            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND


                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532


                 NOTICE OF JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                          To be held on April 16, 2007


March 15, 2007


To the Shareholders of the above Funds:

        Notice is hereby given that the Joint Annual Meetings of Shareholders (each a "Meeting" and collectively, the "Meetings") of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on Monday, April 16, 2007, at 4:00 p.m. Central time, for the following purposes:

                1. The election of Trustees of each Fund.

                2. First Trust Strategic High Income Fund and First Trust Strategic High Income Fund II only. To approve a change in each Fund's industry concentration policy from non-concentrated to concentrated in residential mortgage-backed securities.

                3. To transact such other business as may properly come before the Meetings or any adjournment thereof.

        The Board of Trustees has fixed the close of business on February 12, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings.

                                              By order of the Board of Trustees,




                                              W. Scott Jardine
                                              Secretary

--------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING PROPOSAL 2 OR HOW TO VOTE YOUR SHARES, CALL (800) 761-6707 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
-------------------------------------------------------------------------------

                       This page intentionally left blank.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                          ENERGY INCOME AND GROWTH FUND
            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

                      JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 16, 2007

                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532

                              JOINT PROXY STATEMENT

                                 March 15, 2007



        This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, for use at the Annual Meetings of Shareholders of the Funds to be held on Monday, April 16, 2007, at 4:00 p.m. Central time, at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Joint Annual Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. The Board of Trustees of the Funds has determined that the use of this Joint Proxy Statement is in the best interests of each Fund and its shareholders in light of the same matter (proposal 1) being considered and voted on by shareholders.

        Proxy solicitations will be made, beginning on or about March 15, 2007, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of each Fund; (ii) The Altman Group, a proxy solicitor that will provide proxy solicitation services in connection with proposal 2; (iii) First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), the investment adviser of the Funds; (iv) PFPC Inc. ("PFPC"), the administrator, accounting agent and transfer agent of the Funds and a subsidiary of The PNC Financial Services Group Inc.; or (v) any affiliates of those entities.

        The Funds' most recent annual and semi-annual reports are available upon request, without charge, by writing to the Adviser at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 988-5891. This Joint Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about March 15, 2007.

        The costs incurred in connection with the preparation of this Joint Proxy Statement and its enclosures, other than the preparation of proposal 2, will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares. The costs associated with the preparation of proposal 2 and of the proxy solicitation activities with respect to proposal 2 are expected to be approximately $16,000 for First Trust Strategic High Income Fund and $20,000 for First Trust Strategic High Income Fund II and will be paid by First Trust Advisors, the investment adviser of the First Trust Strategic High Income Fund and the First Trust Strategic High Income Fund II (the "Strategic Funds").

        If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, shares represented thereby will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees as Trustees, FOR the approval of the change in the industry concentration policy for the Strategic Funds and FOR or AGAINST any other matters as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

        The following table indicates which shareholders are solicited with respect to each proposal:

                                                                                 PROPOSAL 2:
                                                             PROPOSAL 1:      APPROVAL OF CHANGE
                          FUND                               ELECTION OF         IN INDUSTRY
                                                               TRUSTEES      CONCENTRATION POLICY
Macquarie/First Trust Global Infrastructure/Utilities            X
  Dividend & Income Fund
Energy Income and Growth Fund                                    X
First Trust/Fiduciary Asset Management Covered Call Fund         X
First Trust/Aberdeen Global Opportunity Income Fund              X
First Trust/FIDAC Mortgage Income Fund                           X
First Trust Strategic High Income Fund                           X                   X
First Trust Strategic High Income Fund II                        X                   X
First Trust Tax-Advantaged Preferred Income Fund                 X
First Trust/Aberdeen Emerging Opportunity Fund                   X

        Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding class of shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.


        For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Trustees of that Fund. For the Strategic Funds, the vote of a majority of the outstanding voting securities of each Fund will be required for the approval of the change in the industry concentration policy. The "vote of a majority of the outstanding voting securities" is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund.

        For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect. For purposes of determining the approval of the change in industry concentration policy for the Strategic Funds, abstentions and broker non-votes will have the effect of a vote against the proposal.

        The close of business on February 12, 2007 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meetings and any adjournments or postponements thereof.

        Except for First Trust Tax-Advantaged Preferred Income Fund, each Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Common Shares"). The First Trust Tax-Advantaged Preferred Income Fund has two classes of shares of beneficial interest, par value $0.01 per share, known as Common Shares and Series M Auction Preferred Shares ("Preferred Shares").

        On the Record Date, each Fund had the following number of Common and Preferred Shares, if applicable (collectively, the "Shares") outstanding:

                                                                                       PREFERRED
                                                                  COMMON SHARES        SHARES
                             FUND                                 OUTSTANDING          OUTSTANDING
Macquarie/First Trust Global Infrastructure/Utilities
  Dividend & Income Fund                                            8,980,236           N/A
Energy Income and Growth Fund                                       6,446,996           N/A
First Trust/Fiduciary Asset Management Covered Call Fund           19,973,164           N/A
First Trust/Aberdeen Global Opportunity Income Fund                17,365,236           N/A
First Trust/FIDAC Mortgage Income Fund                              4,045,236           N/A
First Trust Strategic High Income Fund                              8,921,448           N/A
First Trust Strategic High Income Fund II                           9,430,675           N/A
First Trust Tax-Advantaged Preferred Income Fund                    2,970,712           880
First Trust/Aberdeen Emerging Opportunity Fund                      5,905,236           N/A

        Common Shares of Energy Income and Growth Fund and First Trust Tax-Advantaged Preferred Income Fund are listed on the American Stock Exchange under the ticker symbols FEN and FPI, respectively. Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust/Aberdeen Emerging Opportunity Fund are listed on the New York Stock Exchange under the ticker symbols MFD, FFA, FAM, FMY, FHI, FHY and FEO, respectively. The Preferred Shares of the First Trust Tax-Advantaged Preferred Income Fund are not listed on a national stock exchange.


        Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns. To the knowledge of the Board of Trustees, as of March 1, 2007, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of any Fund's outstanding Shares, with the exception of Sit Investment Associates, Inc. and Wachovia Corporation, which owned 21.86% and 7.63%, respectively, of First Trust/FIDAC Mortgage Income Fund. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission ("SEC") by such holders.


                                                             % OF OUTSTANDING
                                           COMMON SHARES       COMMON SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER     BENEFICIALLY OWNED  BENEFICIALLY OWNED

Wachovia Corporation                          308,639              7.63%
One Wachovia Center
Charlotte, North Carolina 28288-0137

Sit Investment Associates, Inc.               884,453             21.86%
3300 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402

Information is based solely upon information presented in Schedules 13G, filed on February 5, 2007 by Wachovia Corporation and on March 1, 2007 by Sit Investment Associates, Inc. Pursuant to the Schedules 13G, the entity has sole voting power over the shares beneficially owned. The Fund does not have any knowledge of who the ultimate beneficiaries are of these Shares.

        The following table indicates which Shareholders are solicited with respect to election of Trustees of each Fund:



                                                                                              Preferred
Matter                                                                       Common Shares    Shares
a.     Election of five (5)  Trustees  for  Macquarie/First  Trust           X
       Global  Infrastructure/Utilities  Dividend  & Income  Fund,
       Energy Income and Growth Fund, First  Trust/Fiduciary Asset
       Management Covered Call Fund, First  Trust/Aberdeen  Global
       Opportunity Income Fund, First Trust/FIDAC  Mortgage Income
       Fund,  First Trust Strategic High Income Fund,  First Trust
       Strategic  High  Income  Fund II and  First  Trust/Aberdeen
       Emerging Opportunity Fund

b.i.   Election of three (3) Trustees for First Trust Tax-Advantaged         X                X
       Preferred High Income Fund

b.ii.  Election of two (2) Trustees for First Trust Tax-Advantaged                            X
       Preferred High Income Fund

        In order that your Shares may be represented at the Meeting, you are requested to:
                o indicate your instructions on the proxy card;
                o date and sign the proxy card;
                o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and
                o allow  sufficient  time for the proxy to be received by
                  5:00 p.m.  Eastern Time,  on Friday,  April 13, 2007.

                        PROPOSAL 1: ELECTION OF TRUSTEES


        Proposal 1 relates to the election of Trustees of each Fund. Management proposes the election of five Trustees: James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson. Each Trustee has indicated his willingness to continue to serve if elected. If elected, each nominee will hold office for the term specified below or until his successor is elected and qualified, or until he resigns, retires or is otherwise removed. Each nominee's term is in accordance with the structure of the staggered Board of each Fund, pursuant to an amendment to the Funds' By-Laws, which was approved by the Board of each Fund on December 10, 2006. As a result of the amendment to the Funds' By-Laws, three classes of Trustees were established: Class I Trustees serve for a term of one year, Class II Trustees serve for a term of two years and Class III Trustees serve for a term of three years. As a result of the establishment by each Fund of a staggered Board, a change in the majority of a Fund's Board of Trustees may be delayed, which may limit the ability of certain entities or persons to acquire control of such Fund.

Each of the nominees was elected to each Fund's Board by the Fund's initial shareholder on the Fund's respective organizational date, except for Trustee Keith, who was appointed to the Board of the Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/FIDAC Mortgage Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Tax-Advantaged Preferred Income Fund on June 12, 2006 by the Trustees. In addition, each of the nominees, except for Trustee Keith, was elected to the Board of the Energy Income and Growth Fund, First Trust/ Fiduciary Asset Management Covered Call Fund, First Trust/FIDAC Mortgage Income Fund, First Trust/Aberdeen Global Opportunity Income Fund and First Trust Strategic High Income Fund to serve a one-year term by the Shareholders at the last Joint Annual Meetings of Shareholders of these Funds held on April 17, 2006. For the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, each of the nominees was elected to this Fund's Board to serve a one-year term by the Shareholders at its last Annual Meeting of Shareholders held on September 11, 2006. The fiscal year end for the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund has been changed from
May 31 to November 30. This is the first Annual Meeting of Shareholders for First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund II and First Trust Tax-Advantaged Preferred Income Fund.


     a. For Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust/Aberdeen Emerging Opportunity Fund: Five (5) Trustees are to be elected by holders of Common Shares of each Fund, voting as a single class. Trustee Keith is a nominee for election as a Class I Trustee by all Shareholders of each Fund for a one-year term; Trustees Erickson and Kadlec are nominees for election as Class II Trustees by all Shareholders of each Fund for a two-year term; and Trustees Bowen and Nielson are nominees for election as Class III Trustees by all Shareholders of each Fund for a three-year term.

      b.  For First Trust Tax-Advantaged Preferred Income Fund:
           i. Three (3) Trustees are to be elected by holders of Common and Preferred Shares of the Fund, voting together as a single class. Trustee Erickson is a nominee for election as a Class II Trustee by holders of Common and Preferred Shares of the Fund for a two-year term; Trustees Bowen and Nielson are nominees for election as Class III Trustees by holders of Common and Preferred Shares of the Fund for a three-year term; and

          ii. Two (2) Trustees are to be elected by holders of Preferred Shares of the Fund, voting as a single class. Trustee Keith is a nominee for election as a Class I Trustee by holders of Preferred Shares of the Fund for a one-year term; and Trustee Kadlec is a nominee for election as a Class II Trustee by holders of Preferred Shares of the Fund for a two-year term.

        Required Vote: The Trustees, including those who are not "interested persons" of the Funds ("Independent Trustees") as that term is defined in the 1940 Act, shall be elected by the affirmative vote of the holders of a plurality of the Shares of each Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Abstentions and broker "non-votes" will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

        Unless you give contrary instructions on the enclosed proxy card, your Shares will be voted FOR the election of the nominees listed if your proxy card has been properly executed and timely received by the Fund. If any of the nominees should withdraw or otherwise become unavailable for election, your Shares will be voted FOR such other nominee or nominees as management may recommend.

        The Board of Trustees Unanimously Recommends that Shareholders Vote FOR Proposal 1.

         PROPOSAL 2: APPROVAL OF CHANGE IN INDUSTRY CONCENTRATION POLICY

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                    FIRST TRUST STRATEGIC HIGH INCOME FUND II


        Certain investment restrictions of the First Trust Strategic High Income Fund and the First Trust Strategic High Income Fund II (the "Strategic Funds") are matters of fundamental policy and may not be changed with respect to a Fund without the approval of that Fund's shareholders. Under the 1940 Act, all funds are required to have a fundamental policy about the concentration of their investments in a particular industry or group of industries. While the 1940 Act does not define "concentration in an industry," the staff of the Securities and Exchange Commission has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration.

        The following chart contains the Strategic Funds' current fundamental investment restriction with respect to industry concentration and its proposed replacement.

Current Fundamental                                  Proposed Fundamental
Investment Restriction                               Investment Restriction
______________________                               ______________________
The Fund may not purchase any security if, as a      Under normal market conditions, the Fund will
result of the purchase, 25% or more of the           invest at least 25% of its total assets in
Fund's total assets (taken at current value)         residential mortgage-backed securities. The
would be invested in the securities of               Fund may not purchase any security if, as a
borrowers and other issuers having their             result of the purchase, 25% or more of the
principal business activities in the same            Fund's total assets (taken at current value)
industry; provided, that this limitation shall       would be invested in the securities of
not apply with respect to obligations issued or      borrowers and other issuers having their
guaranteed by the U.S. government or by its          principal business activities in the same
agencies or instrumentalities.                       industry; provided, that this limitation
                                                     shall not apply with respect to residential
                                                     mortgage-backed securities or obligations
                                                     issued or guaranteed by the U.S. government
                                                     or by its agencies or instrumentalities.


         At a meeting of the Board of Trustees of the Strategic Funds held on January 17, 2007, the Adviser and Valhalla Capital Partners, LLC ("Valhalla"), the sub-adviser to the Strategic Funds, recommended to the Board of Trustees that residential mortgage-backed securities be excluded from the 25% limitation with respect to industry concentration. According to Valhalla, residential mortgage-backed securities have historically offered very compelling risk/reward characteristics within the structured finance area. Valhalla believes that removing the limitation on residential mortgage-backed securities will bring the Strategic Funds in line with the original intent of their investment strategy. At the same meeting, the Board of Trustees of the Strategic Funds, including a majority of the Board members who are not "interested persons" of the Strategic Funds, First Trust Advisors or Valhalla ("Independent Trustees"), unanimously determined that the changes in the industry concentration policies were in the best interests of the Strategic Funds and approved such changes, subject to approval by shareholders. The 1940 Act requires that such changes be approved by the Strategic Funds' shareholders in order for them to become effective. If approved by shareholders, the changes to each Fund's concentration policies are expected to become effective shortly after such approval. In the event shareholders do not approve such changes, the Board will take such action as it deems to be in the best interests of the Strategic Funds.

         Description of Residential Mortgage-Backed Securities. Residential mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets which include all types of residential mortgage products. The types of obligations underlying residential mortgage-backed securities ("Residential Mortgage Obligations") may generally include residential mortgage loans secured by liens on single-family residential properties and residential mortgage loans secured by liens on multifamily residential properties.

         Residential mortgage-backed securities generally represent direct or indirect participations in, or are secured by and payable from, Residential Mortgage Obligations. They include single- and multi-class pass-through securities and collateralized mortgage obligations. They may be issued by various entities including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities.

         Currently, First Trust Strategic High Income Fund and First Trust Strategic High Income Fund II may invest up to 80% and 100%, respectively, of each Fund's managed assets in non-investment grade securities that are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by Valhalla to be of comparable credit quality.

         Risks. Each Strategic Fund's total assets will be concentrated in residential mortgage-backed securities. A fund concentrated in a single industry is likely to present more risks than a fund that is broadly diversified over several industries. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Strategic Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Strategic Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

         Below-investment grade debt instruments are commonly referred to as "high yield" or "junk" bonds, are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

         The Strategic Funds may also invest in mortgage-backed securities which are interest-only ("IO") securities and principal-only ("PO") securities. An IO security receives some or all of the interest portion of the underlying collateral and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due. IOs are sold at a deep discount to their notional principal amount. A PO security does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.


         Further, listed below are some (but not all) of the additional risks that may be associated with Residential Mortgage Obligations and residential mortgage-backed securities:

     o Recent Developments in the Residential Mortgage Market. The United States residential mortgage market has recently encountered various difficulties and changed economic conditions. Delinquencies and losses with respect to residential mortgage loans generally have increased and may continue to increase, particularly in the sub-prime sector. In addition, recently, residential property values in various states have declined or remained stable, after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally. Another factor that may have contributed to, and may in the future result in, higher delinquency rates is the increase in monthly payments on adjustable rate mortgage loans. Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable rate mortgage loans.

     o Junior Liens. If a Residential Mortgage Obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust. Proceeds from any liquidation, insurance or condemnation proceedings will generally be available to satisfy the balance of a junior mortgage loan only to the extent that the claims of such senior mortgagees or beneficiaries have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee generally may not foreclose on property securing a junior mortgage unless it forecloses subject to the senior mortgages or deeds of trust.

     o Prepayments. Depending on the length of a Residential Mortgage Obligation underlying a residential mortgage-backed security, unscheduled or early payments of principal and interest may shorten the securities' effective maturity and the prevailing interest rates may be higher or lower than the current yield of a Strategic Fund's portfolio at the time the Strategic Fund receives the payments for reinvestment.


         Required Vote. The vote of a majority of the outstanding voting securities of each Strategic Fund will be required for the approval of the change in each Fund's concentration policy. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund.

         For purposes of determining the approval of the change in concentration policy, abstentions and broker non-votes will have the effect of a vote against the proposal. The change in industry concentration policy will not be implemented unless the required vote is received.


         The Board of Trustees of the First Trust Strategic High Income Fund and First Trust Strategic High Income Fund II Unanimously Recommends that Shareholders Vote FOR Proposal 2. If you need any assistance, or have any questions regarding Proposal 2 or how to vote your shares, call (800) 761-6707 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.





           The remainder of this page intentionally left blank.

                             ADDITIONAL INFORMATION

MANAGEMENT OF THE FUNDS

        The management of each Fund, including general supervision of the duties performed for each Fund under the investment management agreement between each Fund and the Adviser, is the responsibility of the Board of Trustees. There are five Trustees of each Fund, one of whom is an "interested person" (as the term "interested person" is defined in the 1940 Act) and four of whom are Independent Trustees. During the past five years, no Independent Trustee has been a trustee, director or employee of, or consultant to, the Adviser, any sub-adviser described below under "INVESTMENT ADVISER, SUB-ADVISERS AND ADMINISTRATOR," or any of their affiliates. The Trustees of the Funds set broad policies for each Fund, choose each Fund's officers, and hire each Fund's investment adviser and sub-adviser. The officers of the Funds manage the day-to-day operations and are responsible to the Funds' Board of Trustees. The following is a list of Trustees and officers of the Funds and a statement of their present positions, principal occupations during the past five years, the number of portfolios each oversees, if applicable, and the other directorships the Trustees hold, if applicable.

                             Board Nominees

                           Interested Trustee
                           __________________

                                                                                              Number of
                                                                                              Portfolios in
                                           Term of Office     Principal Occupation(s)         Fund Complex         Other
Name, Address, and        Position(s)      and Length of      during past five                Overseen by          Directorships
Date of Birth             held with Funds  Time Served(2),(3) years                           Trustee              Held by Trustee
__________________        _______________  _________________  ______________________          ________________     _______________
James A. Bowen(1)         President,       Class III          President, First Trust          36                   Trustee of
1001 Warrenville Road     Chairman of      Since 2004         Advisors L.P. and First                              Wheaton College
Suite 300                 the Board,                          Trust Portfolios L.P.;
Lisle, IL 60532           Chief                               Chairman of the Board,
DOB: 9/55                 Executive                           BondWave LLC and
                          Officer and                         Stonebridge Advisors LLC
                          Trustee

                              Independent Trustees
                              ____________________
Richard E. Erickson       Trustee          Class II           Physician; President,           36                   NONE
c/o First Trust Advisors                   Since 2004         Wheaton Orthopedics; Co-
L.P.                                                          owner and Co-Director,
1001 Warrenville Road                                         Sports Med Center for
Suite 300                                                     Fitness; Limited Partner,
Lisle, IL 60532                                               Gundersen Real Estate
DOB: 4/51                                                     Partnership



Thomas R. Kadlec          Trustee          Class II           President, ADM                  36                   NONE
c/o First Trust Advisors                   Since 2004         Derivatives, Inc. (May
L.P.                                                          2005 to present); Vice
1001 Warrenville Road                                         President and Chief
Suite 300                                                     Financial Officer, ADM
Lisle, IL 60532                                               Investor Services, Inc.
DOB: 11/57                                                    (Futures Commission
                                                              Merchant) (1990 to
                                                              present); Registered
                                                              Representative, Segerdahl
                                                              & Company, Inc., a NASD
                                                              member (Broker-Dealer)
                                                              (2000 to present)

                                      -12-

                                                                                              Number of
                                                                                              Portfolios in
                                           Term of Office     Principal Occupation(s)         Fund Complex         Other
Name, Address, and        Position(s)      and Length of      during past five                Overseen by          Directorships
Date of Birth             held with Funds  Time Served(2),(3) years                           Trustee              Held by Trustee
__________________        _______________  _________________  ______________________          ________________     _______________

Robert F. Keith           Trustee          Class I            President, Hibs                 24                   NONE
c/o First Trust Advisors                   Since June 2006    Enterprises (Financial and
L.P.                                                          Management Consulting)
1001 Warrenville Road                                         (2003 to present); Aramark
Suite 300                                                     Service Master Management
Lisle, IL 60532                                               (2001 to 2003); President
DOB: 11/58                                                    and Chief Operating
                                                              Officer, Service Master
                                                              Management Services (1998
                                                              to 2003)

Niel B. Nielson           Trustee          Class III          President, Covenant                36                Director of Good
c/o First Trust Advisors                   Since 2004         College (June 2002 to                                News Publishers-
L.P.                                                          present); Associate                                  Crossway Books;
1001 Warrenville Road                                         Pastor, College Church in                            Covenant
Suite 300                                                     Wheaton (1997 to June 2002)                          Transport Inc.
Lisle, IL 60532
DOB: 3/54

                                    Officers
                                    ________

Mark R. Bradley           Treasurer,       Indefinite        Chief Financial Officer,            N/A              N/A
1001 Warrenville Road     Controller,      Since 2004        First Trust Advisors L.P.
Suite 300                 Chief Financial                    and First Trust Portfolios
Lisle, IL 60532           Officer                            L.P.; Chief Financial
DOB: 11/57                and Chief                          Officer, BondWave LLC and
                          Accounting                         Stonebridge Advisors LLC
                          Officer

Kelley Christensen        Vice President   Indefinite        Assistant Vice President,           N/A              N/A
1001 Warrenville Road                      Since December    First Trust Portfolios
Suite 300                                  2006              L.P. and First Trust
Lisle, IL 60532                                              Advisors L.P.
DOB: 9/70
James M. Dykas            Assistant        Indefinite        Vice President, First
1001 Warrenville Road     Treasurer                          Trust Advisors L.P. and             N/A              N/A
Suite 300                                  Since December    First Trust  Portfolios
Lisle, IL 60532                            2005              L.P. (January 2005 to
DOB: 1/66                                                    present); Executive
                                                             Director of Van Kampen
                                                             Asset Management and
                                                             Morgan Stanley Investment
                                                             Management (1999 to
                                                             January 2005)

Christopher Fallow        Assistant Vice   Indefinite        Assistant Vice President,           N/A              N/A
1001 Warrenville Road     President        Since December    First Trust Advisors L.P.
Suite 300                                  2006              (Since January 2005);
Lisle, IL 60532                                              Municipal Bond Trader,
DOB: 4/79                                                    BondWave LLC (July 2001 to
                                                             January 2005)
W. Scott Jardine          Secretary and    Indefinite        General Counsel,
1001 Warrenville Road     Chief            Secretary         First Trust Advisors                N/A              N/A
Suite 300                 Compliance       and CCO           L.P. and First Trust
Lisle, IL 60532           Officer ("CCO")  Since 2004        Portfolios L.P.;
DOB: 5/60                                                    Secretary, BondWave LLC
                                                             and Stonebridge Advisors LLC

                                      -13-

                                                                                              Number of
                                                                                              Portfolios in
                                           Term of Office     Principal Occupation(s)         Fund Complex         Other
Name, Address, and        Position(s)      and Length of      during past five                Overseen by          Directorships
Date of Birth             held with Funds  Time Served(2),(3) years                           Trustee              Held by Trustee
__________________        _______________  _________________  ______________________          ________________     _______________

Daniel J. Lindquist       Vice President   Indefinite         Senior Vice President,
1001 Warrenville Road                      Since December     First Trust Advisors L.P.        N/A                  N/A
Suite 300                                  2005               and First Trust Portfolios
Lisle, IL 60532                                               L.P. (September 2005 to
DOB: 2/70                                                     Present);  Vice President,
                                                              First Trust Advisors L.P.
                                                              and First Trust Portfolios
                                                              L.P. (April 2004 to
                                                              September 2005); Chief
                                                              Operating Officer, Mina
                                                              Capital Management, LLC
                                                              (January 2004 to April
                                                              2004); Chief Operating
                                                              Officer, Samaritan Asset
                                                              Management Services, Inc.
                                                              (April 2000 to January 2004)

Kristi A. Maher           Assistant        Indefinite         Assistant General Counsel,       N/A                 N/A
1001 Warrenville Road     Secretary        Since 2004         First Trust Advisors L.P.
Suite 300                                                     and First Trust Portfolios
Lisle, IL 60532                                               L.P. (March 2004 to
DOB: 12/66                                                    present); Associate,
                                                              Chapman and Cutler LLP
                                                              (1995-2004)

(1) Mr. Bowen is deemed an "interested person" of the Funds due to his position as President of First Trust Advisors L.P., investment adviser of the Funds.

(2) Trustees have previously been elected by shareholders for a one-year term. On December 10, 2006, each Fund's Nominating and Governance Committee and Board approved the implementation of a staggered Board, which required certain amendments to each Fund's By-Laws. If proposal 1 is approved by shareholders, Robert F. Keith, as a Class I Trustee, would serve a one-year term for the Funds, Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, would each serve a two-year term for the Funds, and James A. Bowen and Niel B. Nielson, as Class III Trustees, would each serve a three-year term for the Funds. Officers of the Funds have an indefinite term.

(3) All Trustees and officers, except for Robert F. Keith, Daniel J. Lindquist, James M. Dykas, Kelley Christensen and Christopher Fallow, were elected in
2005 for First Trust/FIDAC Mortgage Income Fund and First Trust Strategic High Income Fund. All Trustees and officers, except for Robert F. Keith, Kelley Christensen and Christopher Fallow, were elected in 2006 for First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income
Fund and First Trust/Aberdeen Emerging Opportunity Fund, and in 2004 for the other Funds. Robert F. Keith was appointed to each Fund's Board by the Trustees on June 12, 2006. Daniel J. Lindquist and James M. Dykas were elected Vice President and Assistant Treasurer, respectively, of all funds in the First Trust Fund Complex, including the Funds, on December 12, 2005. Kelley Christensen was elected Vice President of all funds in the First Trust Fund Complex, including the Funds, on December 10, 2006. Christopher Fallow was elected Assistant Vice President of the Funds on December 10, 2006.

        In addition to the Funds, the First Trust Fund Complex includes: First Defined Portfolio Fund, LLC, an open-end management investment company with 12 portfolios advised by First Trust Advisors; First Trust Value Line(R) 100 Fund, First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, an open-end investment company and an exchange-traded index fund with twelve operating portfolios advised by First Trust Advisors.


        Messrs. Bowen, Erickson, Kadlec and Nielson are Trustees of First Defined Portfolio Fund, LLC; Messrs. Bowen, Erickson, Kadlec, Keith and Nielson are Trustees of First Trust Value Line(R) 100 Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II and First Trust Exchange-Traded Fund. During the past five years, none of the Independent Trustees, or any of their immediate family members, has ever been a director, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P., any sub-adviser or any of their affiliates. In addition, Mr. Bowen, chief executive officer of each Fund, and the other officers of the Funds, hold the same positions with First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II and First Trust Exchange-Traded Fund, as they hold with the Funds, except for Christopher Fallow, who is not an officer of First Defined Portfolio Fund, LLC, First Trust Exchange-Traded Fund, or First Trust Value Line(R) 100 Fund.


BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUNDS BY EACH NOMINEE FOR ELECTION AS TRUSTEE

        The table on the following page sets forth the dollar range and number of equity securities beneficially owned by the Trustees in each Fund and the total of all funds in the First Trust Fund Complex, including the Funds, as of December 31, 2006:

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND (NUMBER OF SHARES HELD)

                             Interested       Independent
                             Trustee          Trustees
                             __________       ____________

                             James A.         Richard E.         Thomas R.         Robert F.           Niel B.
                             Bowen            Erickson           Kadlec            Keith               Nielson
Fund
_____
MACQUARIE/FIRST TRUST
GLOBAL INFRASTRUCTURE/       $0               $10,001-$50,000    $10,001-$50,000   $10,001-$50,000     $1-$10,000
UTILITIES DIVIDEND &
INCOME FUND
                             (0 Shares)       (254 Shares)       (800 Shares)      (1,220 Shares)      (225 Shares)


ENERGY INCOME AND GROWTH
FUND                         $0                $1-$10,000        $10,001-$50,000   $0                  $1-$10,000


                            (0 Shares)         (288 Shares)      (700 Shares)      (0 Shares)          (300 Shares)


FIRST TRUST/ FIDUCIARY
ASSET MANAGEMENT COVERED     $0                $1-$10,000        $10,001-$50,000   $0                  $1-$10,000
CALL FUND

                            (0 Shares)         (230 Shares)      (850 Shares)      (0 Shares)          (229 Shares)


FIRST TRUST/ABERDEEN
GLOBAL OPPORTUNITY          $10,001-$50,000    $1-$10,000        $10,001-$50,000   $10,001-$50,000     $1-$10,000
INCOME FUND

                            (750 Shares)       (467 Shares)      (850 Shares)      (2,023 Shares)      (220 Shares)

FIRST TRUST/FIDAC
MORTGAGE INCOME FUND        $0                 $0                $10,001-$50,000   $0                  $1-$10,000

                            (0 Shares)         (0 Shares)        (650 Shares)      (0 Shares)          (302 Shares)


FIRST TRUST STRATEGIC
HIGH INCOME FUND            $10,001-$50,000    $0                $0                $0                   $1-$10,000

                            (1,000 Shares)    (0 Shares)         (0 Shares)        (0 Shares)           (304 Shares)


FIRST TRUST STRATEGIC
HIGH INCOME FUND II         $0                 $0                $0                $0                   $1-$10,000

                            (0 Shares)         (0 Shares)        (0 Shares)        (0 Shares)           (304 Shares)


FIRST TRUST TAX-ADVANTAGED
PREFERRED INCOME FUND       $0                $0                 $0                $0                   $0

                            (0 Shares)        (0 Shares)         (0 Shares)        (0 Shares)           (0 Shares)

FIRST TRUST/ABERDEEN
EMERGING OPPORTUNITY FUND    $0               $0                 $0                $0                   $0

                             (0 Shares)       (0 Shares)         (0 Shares)        (0 Shares)           (0 Shares)

AGGREGATE DOLLAR RANGE OF
EQUITY SECURITIES IN ALL     Over $100,000    $50,001-$100,000   Over $100,000     Over $100,000        $50,001-$100,000
REGISTERED INVESTMENT
COMPANIES OVERSEEN BY
TRUSTEE IN FUND COMPLEX
(NUMBER OF SHARES  HELD)     (11,750 Shares)  (4,367 Shares)     (9,249 Shares)    (5,418 Shares)       (2,835 Shares)


        As of December 31, 2006, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-adviser or principal underwriter of the Funds or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-adviser or principal underwriter of the Funds, nor, since the beginning of the most recently completed fiscal year of any Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, any sub-adviser or their parents or subsidiaries.

        James A. Bowen sold three limited partnership units of Grace Partners of DuPage L.P., the limited partner of First Trust Advisors, on May 31, 2006 for a price of $750,000 per unit.


        As of March 1, 2007, Sit Investment Associates, Inc. owned 21.86% and Wachovia Corporation owned 7.63% of Common Shares of First Trust/FIDAC Mortgage Income Fund. Other than these two shareholders, First Trust/FIDAC Mortgage Income Fund knows of no person who owns beneficially or of record 5% or more of the Fund's Shares. As of March 1, 2007, the Funds, other than First Trust/ FIDAC Mortgage Income Fund, know of no person who owns beneficially or of record 5% or more of each Fund's Shares.

        As of December 31, 2006, the Trustees and Fund officers as a group beneficially owned 34,119 shares of the funds in the First Trust Fund Complex (less than 1% of the shares outstanding). As of December 31, 2006, the Trustees and Fund officers as a group beneficially owned the following number of Shares of each Fund, which is less than 1% of each Fund's Shares outstanding:


                                                                    COMMON SHARES       PREFERRED
FUND                                                                OWNED               SHARES OWNED
Macquarie/First Trust Global Infrastructure/Utilities
Dividend & Income Fund                                              2,499               N/A
Energy Income and Growth Fund                                       1,288               N/A
First Trust/Fiduciary Asset Management Covered Call Fund            1,309               N/A
First Trust/Aberdeen Global Opportunity Income Fund                 4,310               N/A
First Trust/FIDAC Mortgage Income Fund                                952               N/A
First Trust Strategic High Income Fund                              1,304               N/A
First Trust Strategic High Income Fund II                             304               N/A
First Trust Tax-Advantaged Preferred Income Fund                        0                0
First Trust/Aberdeen Emerging Opportunity Fund                          0               N/A

COMPENSATION


        Effective January 1, 2007, the Trustees approved a revised compensation plan. Under the revised plan, each Trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates is paid an annual retainer of $10,000 per investment company for the first 14 investment companies in the First Trust Fund Complex and an annual retainer of $7,500 per investment company for each subsequent investment company added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the investment companies. No additional meeting fees are paid in connection with board or committee meetings. Additionally, Mr. Kadlec is paid $10,000 annually to serve as the Lead Trustee and Mr. Nielson is paid $5,000 annually to serve as

Chairman of the Audit Committee, with such compensation paid by the funds in the First Trust Fund Complex and divided among those funds. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Trustees adopted the revised plan because the increase in the number of funds in the First Trust Fund Complex had the effect of rapidly increasing their compensation under the previous arrangements. Prior to January 1, 2007, each Fund paid each Trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates an annual retainer of $10,000, which included compensation for all board and committee meetings. The Board of Trustees of First Trust/FIDAC Mortgage Income Fund held seven meetings, the Board of Trustees of First Trust Strategic High Income Fund held eight meetings, the Board of Trustees of First Trust Strategic High Income Fund II held seven meetings and the Board of Trustees of First Trust Tax-Advantaged Preferred Income Fund held five meetings during the fiscal year ended October 31, 2006. The Board of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund held eight meetings and the Board of Trustees of Energy Income and Growth Fund held seven meetings during the fiscal year ended November 30, 2006. The Board of Trustees of First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund and First Trust/Aberdeen Emerging Opportunity Fund held eight meetings, eight meetings and five meetings, respectively, during the fiscal year ended December 31, 2006. Each of the Trustees attended all of the meetings of the Board of Trustees of the Funds. The aggregate fees and expenses paid to the Trustees by each Fund for their respective fiscal years (including reimbursement for travel and out-of-pocket expenses) amounted to the following:


                                                                   AGGREGATE FEES AND
FUND                                                               EXPENSES PAID
____                                                               ____________________
Macquarie/First Trust Global Infrastructure/Utilities Dividend &   $20,554
  Income Fund (1)
Energy Income and Growth Fund                                      $35,640
First Trust/Fiduciary Asset Management Covered Call Fund           $38,382
First Trust/Aberdeen Global Opportunity Income Fund                $38,629
First Trust/FIDAC Mortgage Income Fund                             $35,353
First Trust Strategic High Income Fund                             $35,546
First Trust Strategic High Income Fund II (2)                      $20,446
First Trust Tax-Advantaged Preferred Income Fund (2)               $10,041
First Trust/Aberdeen Emerging Opportunity Fund (2)                 $20,045


(1) As a result of the Fund's fiscal year end change from May 31 to November 30, the aggregate fees and expenses represent the six month period ended November 30, 2006.

(2) Each Fund commenced operations during its respective fiscal year, and, as a result, aggregate fees and expenses paid to the Trustees, except for Robert F. Keith who became a Trustee on June 12, 2006, have been estimated to reflect a full fiscal year.

        The following table sets forth certain information regarding the compensation of each Fund's Trustees for their respective fiscal years. The Funds have no retirement or pension plans.

               AGGREGATE COMPENSATION FOR EACH FUND'S FISCAL YEAR

                                  Interested    Independent
                                  Trustee       Trustees
                                  __________    ____________
                                  James A.      Richard E.       Thomas R.      Niel B.       Robert F.
                                  Bowen         Erickson         Kadlec         Nielson       Keith(5)
Fund
_____
MACQUARIE/FIRST TRUST GLOBAL      $0            $5,000           $5,349         $5,206        $5,000
INFRASTRUCTURE/UTILITIES
DIVIDEND & INCOME FUND(2)

ENERGY INCOME AND GROWTH          $0            $10,038         $10,284        $10,318        $5,000
FUND

FIRST TRUST/ FIDUCIARY            $0            $10,000         $10,443        $10,440        $7,500
ASSET MANAGEMENT COVERED
CALL FUND(3)

FIRST TRUST/ABERDEEN GLOBAL       $0            $10,000         $10,563        $10,566        $7,500
OPPORTUNITY INCOME FUND(3)

FIRST TRUST/FIDAC                 $0            $10,038         $10,148        $10,167        $5,000
MORTGAGE INCOME FUND(1)

FIRST TRUST STRATEGIC             $0            $10,038         $10,236        $10,272        $5,000
HIGH INCOME FUND(1)

FIRST TRUST STRATEGIC             $0            $10,000         $10,000        $10,000       $10,000
HIGH INCOME FUND II (1), (4)

TRUST TAX-ADVANTAGED              $0            $10,000         $10,000        $10,000       $10,000
PREFERRED INCOME FUND(1), (4)

FIRST TRUST/ABERDEEN              $0            $10,000         $10,000        $10,000       $10,000
EMERGING OPPORTUNITY
FUND(3), (4)

ESTIMATED TOTAL COMPENSATION      $0           $140,000         $150,000       $145,000      $130,000
FROM THE FUND COMPLEX(3)


(1) For fiscal year ended October 31, 2006.

(2) As a result of the Fund's fiscal year end change from May 31 to November 30, the aggregate compensation represents the six month period ended November 30, 2006.

(3) For fiscal year ended December 31, 2006.

(4) Each Fund commenced operations during its respective fiscal year, and as a result, aggregate fees and expenses paid to the Trustees have been estimated to reflect payments for the current fiscal year.

(5) Mr. Keith became a Trustee on June 12, 2006.


The total compensation paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees of each fund in the First Trust Fund Complex, includes compensation for their services as Trustees to First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust Value Line(R) & Ibbotson Equity Allocation Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, First Trust Exchange-Traded Fund and the Funds, except for Mr. Keith, whose total compensation does not include compensation from First Defined Portfolio Fund, LLC.

        The officers and the interested Trustee of each Fund receive no compensation from the Funds for serving in such capacity.

                                   COMMITTEES

AUDIT COMMITTEE


        The Board of Trustees has an Audit Committee, which consists of Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the American Stock Exchange and the New York Stock Exchange. Mr. Kadlec and Mr. Keith serve as Audit Committee Financial Experts. The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing the independent registered public accounting firm (subject also to Board approval). For the fiscal year ended October 31, 2006, the Audit Committee met five times for First Trust/FIDAC Mortgage Income Fund and First Trust Strategic High Income Fund, three times for First Trust Strategic High Income Fund II and two times for First Trust Tax-Advantaged Preferred Income Fund. For the fiscal year ended November 30, 2006, the Audit Committee met six times for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and Energy Income and Growth Fund. For the fiscal year ended December 31, 2006, the Audit Committee met seven times for First Trust/Fiduciary Asset Management Covered Call Fund and First Trust/Aberdeen Global Opportunity Income Fund and two times for First Trust/Aberdeen Emerging Opportunity Fund. Each of the Trustees attended all of the meetings of the Audit Committee of the Board of Trustees of each Fund, except for Trustee Keith, who was appointed to the Audit Committee on June 12, 2006 and thus attended only those meetings held on June 12, 2006 and thereafter.


        In carrying out its responsibilities, the Audit Committee pre-approves all audit services for each Fund and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund and the Adviser by Deloitte & Touche LLP ("Deloitte & Touche"), the Funds' independent registered public accounting firm ("independent auditors"). The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee for engagements of less than $25,000. Any decisions by the Chairman to grant pre-approvals are reported to the full Audit Committee at the next regularly scheduled meeting.

AUDIT COMMITTEE REPORT

        The role of the Audit Committee is to assist the Board of Trustees in its oversight of each Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a charter (the "Charter") that was most recently reviewed and approved by the Board of Trustees on December 10, 2006, a copy of which is attached as Exhibit A hereto, and is available on each Fund's website located at http://www.ftportfolios.com. As set forth in the Charter, management of each Fund is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. The Funds' independent auditors are responsible for planning and carrying out proper audits of the Funds' financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

        In performing its oversight function, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche, the audited financial statements of the First Trust/FIDAC Mortgage Income Fund, the

First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II and the First Trust Tax-Advantaged Preferred Income Fund for the fiscal years ended October 31, 2006 at a meeting held on December 10, 2006; the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and the Energy Income and Growth Fund for the fiscal years ended November 30, 2006 at a meeting held on January 17, 2007; and First Trust/Fiduciary Asset Management Covered Call Fund, the First Trust/Aberdeen Global Opportunity Income Fund and the First Trust/Aberdeen Emerging Opportunity Fund for the fiscal years ended December 31, 2006 at a meeting held on February 21, 2007, and discussed the audit of such financial statements with the independent auditors and management.

        In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent auditors required by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented. The Audit Committee also received from the independent auditors the written disclosures and letter required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, delineating relationships between the independent auditors and each Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

        The members of each Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of each Fund's Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of each Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact "independent."

        Based on its consideration of the Funds' audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of each Fund's audited financial statements for the years ended October 31, November 30, and December 31, 2006 in its Annual Report dated October 31, November 30, and December 31, 2006, respectively.

        Submitted by the Audit Committee of the Funds:
        Richard E. Erickson
        Thomas R. Kadlec
        Robert F. Keith
        Niel B. Nielson

INDEPENDENT AUDITORS' FEES

        Deloitte & Touche has been selected to serve as the independent auditors for First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Tax-Advantaged Preferred Income Fund for the fiscal years ending October 31, 2007, for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and Energy Income and Growth Fund for the fiscal years ending November 30, 2007, and for First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund and First Trust/Aberdeen Emerging

Opportunity Fund for the fiscal years ending December 31, 2007. Deloitte & Touche acted as the independent auditors for First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Tax-Advantaged Preferred Income Fund for the fiscal years ended October 31, 2006, for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and Energy Income and Growth Fund for the fiscal years ended November 30, 2006, and for First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund and First Trust/Aberdeen Emerging Opportunity Fund for the fiscal years ended December 31, 2006. Deloitte & Touche has advised the Funds that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Funds inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is expected that representatives of Deloitte & Touche will be present at the Meeting to answer any questions that may arise and will have the opportunity to make a statement if they desire to do so. In reliance on Rule 32a-4 under the 1940 Act, each Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.


        Set forth in the table below are fees billed by Deloitte & Touche to each Fund and the Adviser for each Fund's respective fiscal years or periods, as applicable, ended October 31, November 30 or December 31:


                                                 AUDIT RELATED
                               AUDIT FEES          FEES(1)              TAX FEES(2)         ALL OTHER FEES(3)

                              2005        2006     2005        2006     2005       2006       2005          2006
Macquarie/First Trust         $38,250     $45,000  $8,000      $0       $4,200     $0         $5,867        $0
Global Infrastructure/
Utilities Dividend &
Income Fund(4)

First Trust Advisors(4)       N/A        N/A       $0          $0       $6,175     $0         $84,427       $0

Energy Income and Growth      $54,340    $54,750   $0          $0       $50,000    $11,000    $3,264        $451
Fund(5)

First Trust Advisors(5)       N/A        N/A       $0          $0       $6,000     $0         $124,069      $15,808

First Trust/Fiduciary         $26,250    $35,000   $0          $0       $4,500     $4,725     $6,592        $840
Asset Management Covered
Call Fund(6)

First Trust Advisors(6)       N/A        N/A       $0          $0       $6,000     $0         $130,569      $9,308

First Trust/Aberdeen          $43,000    $40,000   $0          $0       $4,000     $4,200     $8,443        $1,056
Global Opportunity
Income Fund(6)

First Trust Advisors(6)       N/A        N/A       $0          $0       $6,000     $0         $130,569      $9,308

                                       -22-

                                                 AUDIT RELATED
                               AUDIT FEES          FEES(1)              TAX FEES(2)         ALL OTHER FEES(3)

                              2005        2006     2005        2006     2005       2006       2005          2006

First Trust/FIDAC             $15,500    $48,000   $0          $0       $0         $4,000     $0            $1,848
Mortgage Income Fund(7)

First Trust Advisors(7)       N/A        N/A       $0          $0       $0         $0         $0            $77,926

First Trust Strategic         $15,500    $48,000   $0          $0       $0         $4,000     $0            $3,300
High Income Fund(7)

First Trust Advisors(7)       N/A        N/A       $0          $0       $0         $0         $0            $77,926

First Trust Strategic         N/A        $27,000   N/A         $0       N/A        $0         N/A           $390
High Income Fund II(8)

First Trust Advisors(8)       N/A        N/A       N/A         $0       N/A        $0         N/A           $0

First Trust Tax-              N/A        $35,000   N/A         $0       N/A        $0         N/A           $0
Advantaged Preferred
Income Fund(9)

First Trust Advisors(9)       N/A        N/A       N/A        $0       N/A         $0         N/A           $0

First Trust/Aberdeen          N/A        $15,500   N/A        $0       N/A         $0         N/A           $0
Emerging Opportunity Fund(10)

First Trust Advisors(10)      N/A        N/A       N/A        $0       N/A         $0         N/A           $0


(1) These fees were for agreed upon procedures relating to coverage requirements.
(2)  These fees were for tax consultation and tax preparation.
(3) These fees were for Canadian tax consultation, compliance consulting services and AIMR-PPS verification services.
(4) These fees were for the fiscal year ended May 31, 2006 and the six months ended November 30, 2006.
(5)  These fees were for the fiscal years ended November 30.
(6)  These fees were for the fiscal years ended December 31.
(7)  These fees were for the fiscal years ending October 31.
(8) These fees were for the period since inception on March 28, 2006 through October 31, 2006.
(9) These fees were for the period since inception on June 27, 2006 through October 31, 2006.
(10) These fees were for the period since inception on July 14, 2006 through December 31, 2006.

        Set forth in the table below are the aggregate non-audit fees shown in the previous table billed by Deloitte & Touche to each Fund and the Adviser for each Fund's respective fiscal years or periods, as applicable, ended October 31, November 30 or December 31:

                                      AGGREGATE NON-AUDIT FEES
                                                                   2005               2006
Macquarie/First Trust Global Infrastructure/Utilities
Dividend & Income Fund(1)                                          $10,067                $0

First Trust Advisors(1)
                                                                   $84,427             $25,000
Energy Income and Growth Fund(2)                                   $53,264             $11,451

First Trust Advisors(2)                                            $130,069             $46,983

First Trust/Fiduciary Asset Management Covered Call Fund(3)        $11,092              $5,565

First Trust Advisors(3)                                            $136,569             $34,308

First Trust/Aberdeen Global Opportunity Income Fund(3)              $12,443             $5,256

First Trust Advisors(3)                                            $136,569             $34,308

First Trust/FIDAC Mortgage Income Fund(4)                            $0                 $5,848

First Trust Advisors(4)                                              $0                $115,601

First Trust Strategic High Income Fund(4)                            $0                 $7,300

First Trust Advisors(4)                                              $0                $115,601

First Trust Strategic High Income Fund II(5)                         N/A                  $390

First Trust Advisors(5)                                              N/A               $31,175

First Trust Tax-Advantaged Preferred Income Fund(6)                  N/A                    $0

First Trust Advisors(6)                                              N/A               $25,000

First Trust/Aberdeen Emerging Opportunity Fund(7)                    N/A                    $0

First Trust Advisors(7)                                              N/A               $25,000

(1) These fees were for the fiscal year ended May 31, 2006 and the six months ended November 30, 2006.
(2) These fees were for the fiscal years ended November 30.
(3) These fees were for the fiscal years ended December 31.
(4) These fees were for the fiscal years ending October 31.
(5) These fees were for the period since inception on March 28, 2006 through October 31, 2006.
(6) These fees were for the period since inception on June 27, 2006 through October 31, 2006.
(7) These fees were for the period since inception on July 14, 2006 through December 31, 2006.



        Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy both amended as of December 10, 2006, the Audit Committee of each Fund is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund by its independent auditors. The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

        The Audit Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Funds' Adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Funds' Adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

        None of the Audit Fees, Audit Related Fees, Tax Fees, and All Other Fees and Aggregate Non-Audit Fees for the Funds and the Adviser disclosed in the tables previously set forth that were required to be pre-approved by the Audit Committee pursuant to its pre-approval policies were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

        The Audit Committee of each Fund has determined that the provision of non-audit services that were rendered to the Funds' Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


OTHER COMMITTEES

        The Board of Trustees of the Funds has three other standing committees: the Executive Committee (and Dividend and Pricing Committee), the Nominating and Governance Committee and the Valuation Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by each Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Dividend and Pricing Committee which is authorized to exercise all of the powers and authority of the Board in respect of the declaration and setting of dividends and the issuance and sale, through an underwritten public offering, of the Shares of each Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Messrs. Bowen and Kadlec are members of the Executive Committee. The Executive Committee serving as the Dividend and Pricing Committee for First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Tax-Advantaged Preferred Income Fund met a total of eleven times, twelve times, seven times and two times, respectively, during the fiscal year ended October 31, 2006. The Executive Committee serving as the Dividend and Pricing Committee for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and Energy Income and Growth Fund met a total of six times and four times, respectively, during the fiscal year ended November 30, 2006. During the fiscal year ended December 31, 2006, the Executive Committee serving as the Dividend and Pricing Committee met a total of four times for First

Trust/Fiduciary Asset Management Covered Call Fund; thirteen times for First Trust/Aberdeen Global Opportunity Income Fund; and two times for First Trust Aberdeen Emerging Opportunity Fund. Each Fund's Executive Committee met to authorize the Funds' dividend declarations and to authorize the initial public offering of the applicable Funds.


        Each Fund's Nominating and Governance Committee (the "Committee") is composed entirely of Independent Trustees who are also "independent directors" within the meaning of the listing standards of the American and New York Stock Exchanges. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Committee. The purpose of the Committee is to oversee matters related to the nomination of trustees and, as necessary, the corporate governance of each Fund. The Committee is responsible for, among other things, seeking, identifying and nominating qualified candidates for election or appointment as trustees in the event of a vacancy, consistent with criteria approved by the Board, for the next annual meeting of shareholders; evaluating Board performance and processes; reviewing Board committee assignments; and, to the extent necessary or desirable, establishing corporate governance guidelines and procedures. The Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds' website at www.ftportfolios.com. During the fiscal year ended October 31, 2006, the Committee for First Trust/FIDAC Mortgage Income Fund and First Trust Strategic High Income Fund each met six times; First Trust Strategic High Income Fund II met four times; and First Trust Tax-Advantaged Preferred Income Fund met two times. The Committee for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and Energy Income and Growth Fund each met a total of five times during the fiscal year ended November 30, 2006. During the fiscal year ended December 31, 2006, the Committee for First Trust/Fiduciary Asset Management Covered Call Fund and First Trust/Aberdeen Global Opportunity Income Fund each met a total of five times, and the Committee of First Trust/Aberdeen Emerging Opportunity Fund met a total of two times.


        If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board occurs, the Committee may seek recommendations for candidates from those sources it deems appropriate in its discretion, including shareholders of the Funds. The Committee may retain a search firm to identify candidates.


        Any proposal to elect any person nominated by shareholders for election as trustee may only be brought before an annual meeting of a Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Funds' By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532,
Attn: W. Scott Jardine, not later than the close of business on the forty-fifth
(45th) day nor earlier than the close of business on the sixtieth (60th) day prior to the first anniversary date of the date of the release of the proxy statement for the preceding year's annual meeting of shareholders; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given in the manner provided herein by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

        Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a trustee or trustees of a Fund shall deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth: (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee.

        Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for trustees) shall deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act; (v) the class or series and number of all shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed; (viii) if the proposal involves nominee(s) for trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, shares at the meeting of shareholders. Shares "beneficially owned" means all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

        If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations at which point they may be considered for nomination.

        In recruiting new trustees, the Committee seeks to recruit and retain qualified independent trustees of high integrity, whose skills and experience will enhance the Board's ability to effectively represent the interests of the Funds' shareholders and oversee the wide range of regulatory and business issues affecting the Funds. A candidate for trustee must meet certain basic requirements, including relevant skills and experience, time availability and if qualifying as a non-"interested person" candidate, independence from the Funds, investment adviser or other service providers. The qualifications of a particular candidate, however, may vary depending on the current composition of the Board and the mix of skills and backgrounds of the incumbent trustees since the Committee seeks to establish an effective Board with an appropriate range of skills and experience, in the aggregate. In addition to relevant skills and experience, all candidates must possess high standards of personal integrity that are assessed on the basis of personal interviews, recommendations, or direct knowledge by Committee members. The review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Committee evaluate persons recommended by a shareholder of the Funds on a basis substantially different than that used for other persons recommended for the same election or appointment of trustees. The Committee reserves the right to make the final selection regarding the nomination of any trustees.


        The Valuation Committee is responsible for the oversight of valuation procedures of the Funds. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. The Valuation Committee for First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Tax-Advantaged Preferred Income Fund met a total of four times, four times, three times and two times, respectively, during the fiscal year ended October 31, 2006. The Valuation Committee for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and Energy Income and Growth Fund each met a total of four times during the fiscal year ended November 30, 2006. The Valuation Committee for First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund and First Trust/Aberdeen Emerging Opportunity Fund met a total of four times, four times and two times, respectively, during the fiscal year ended December 31, 2006.


ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS


        The policy of the Board is to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings is contained in the Funds' Nominating and Governance Committee Charter, which is available on each Fund's website located at www.ftportfolios.com. All of the then-Trustees attended the previous year's annual meeting, if one was held. This is the first Annual Meeting of Shareholders for First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund II and First Trust Tax-Advantaged Preferred Income Fund.


INVESTMENT ADVISER, SUB-ADVISERS AND ADMINISTRATOR


        First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as the Funds' investment adviser. Four Corners Capital Management, LLC, 515 South Flower Street, Suite 1600, Los Angeles, California 90071, and Macquarie Fund Adviser, LLC, 125 West 55th Street, New York, New York 10019, serve as the investment sub-advisers to the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund. Fiduciary Asset Management, LLC, 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105, serves as the investment sub-adviser to the Energy Income and Growth Fund and the First Trust/Fiduciary Asset Management Covered Call Fund. Aberdeen Asset Management, Inc., 300 SE 2nd Street, Suite 820, Fort Lauderdale, Florida 33301, serves as the investment sub-adviser to the First Trust/Aberdeen Global Opportunity Income Fund and the First Trust/Aberdeen Emerging Opportunity Fund. Fixed Income Discount Advisory Company, Inc., 1211 Avenue of the Americas, 29th Floor, New York, New York 10036, serves as the investment sub-adviser to the First Trust/FIDAC Mortgage Income Fund. Valhalla Capital Partners, LLC, 501 S. Fourth Street, 7th Floor, Louisville, Kentucky 40202, serves as the investment sub-adviser to the First Trust Strategic High Income Fund and the First Trust Strategic High Income Fund II. Stonebridge Advisors LLC, 187 Danbury Road, Wilton, Connecticut 06897, serves as the investment sub-adviser to the First Trust Tax-Advantaged Preferred Income Fund and is an affiliate of First Trust Advisors L.P.


        PFPC acts as the Funds' administrator and accounting agent and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PFPC provides other services through its own subsidiary business units.

SECTION 30(h) AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


       Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Funds' officers and Trustees, certain persons affiliated with First Trust Advisors and any sub-adviser and persons who beneficially own more than 10% of a Fund's Shares to file reports of ownership and changes of ownership with the SEC, the American Stock Exchange or the New York Stock Exchange, as applicable, and to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Funds and certain written representations, the Funds believe that during the fiscal years ended October 31, 2006, November 30, 2006 and December 31, 2006, all such filing requirements applicable to such persons were met except as noted below. On November 15, 2006, First Trust Advisors made late Form 3 filings for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Tax-Advantaged Preferred Income Fund on behalf of Joseph McDermott. Mr. McDermott became Chief Compliance Officer of First Trust Advisors on July 10, 2006. Upon discovery of this oversight, Form 3s were filed on Mr. McDermott's behalf for the Funds on November 15, 2006. In the late Form 3 filings mentioned above, no person was purchasing or selling Shares of the Funds.


SHAREHOLDER PROPOSALS

          To be considered for presentation at the Joint Annual Meetings of Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund to be held in 2008, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the applicable Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, not later than November 17, 2007.

        The Funds' advance notice provision by-laws require that in order to nominate persons to the Funds' Board or to present a proposal for action by shareholders at an annual meeting of shareholders, a shareholder must provide advance written notice to the Secretary of the Funds, which notice must be delivered to or mailed and received at the Funds' principal executive offices not later than the close of business on the 45th day nor earlier than the close of business on the 60th day prior to the first anniversary date of the Funds' proxy statement released to shareholders for the prior year's annual meeting of shareholders; provided that in the event that the date of the annual meeting to which such shareholder's notice relates is more than 30 days before or more than 30 days after such anniversary date, for notice by the shareholder to be timely it must be so delivered not later than the close of business on the later of the 45th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Funds. The shareholder's notice must contain detailed information specified in the Funds' by-laws.


        Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

        Shareholders of a Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

FISCAL YEAR


        The fiscal year end for First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Tax-Advantaged Preferred Income Fund was October 31, 2006. The fiscal year end for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and Energy Income and Growth Fund was November 30, 2006. The fiscal year end for First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund and First Trust/Aberdeen Emerging Opportunity Fund was December 31, 2006.


ANNUAL REPORT DELIVERY

        Annual reports will be sent to shareholders of record of each Fund following the Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 988-5891.

        Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the

Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

GENERAL

        A list of shareholders entitled to be present and to vote at the Meetings will be available at the offices of the Funds, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.


        Failure of a quorum to be present at the Meeting will necessitate adjournment and will subject the applicable Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Funds' By-Laws, any meeting of shareholders may, by action of the Chairman of the meeting, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter.



                    OTHER MATTERS TO COME BEFORE THE MEETING

        No business other than the matters described above is expected to come before the Meetings, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of a Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.


March 15, 2007


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

-------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL TO APPROVE A NEW INDUSTRY CONCENTRATION POLICY FOR FIRST TRUST STRATEGIC HIGH INCOME FUND AND FIRST TRUST STRATEGIC HIGH INCOME FUND II OR HOW TO VOTE YOUR SHARES, CALL (800) 761-6707 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
-------------------------------------------------------------------------------

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                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

I. PURPOSE.


        The Audit Committee (the "Committee") is appointed by the Boards of Trustees (the "Boards") of investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:


        A. to oversee the accounting and financial reporting processes of each Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;


        B. to oversee the quality and integrity of each Fund's financial statements and the independent audit thereof;


        C. to oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and


        D. to approve, prior to the appointment, the engagement of each Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.


 II. COMMITTEE ORGANIZATION AND COMPOSITION.


        A. Size and Membership Requirements

        1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.
        2. Each member of the Committee shall be independent of the Fund and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. With respect to the Funds which are closed-end funds or open-end exchange-traded funds ("ETFs"), each member must meet the independence and experience requirements of the New York Stock Exchange or the American Stock Exchange or the NASDAQ Stock Market (as applicable), and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any Committee member accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds (except in the capacity as a Board or committee member).

        3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.


        4. With respect to Funds that are closed-end funds whose shares are listed on the New York Stock Exchange, each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or financial management expertise," as required by the New York Stock Exchange. Such member may, but need not be, the same person as the Funds' "audit committee financial expert." With respect to Funds that are closed-end funds or ETFs whose shares are listed on the American Stock Exchange or the NASDAQ Stock Market, each member of the Committee shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially sophisticated," as required by the American Stock Exchange and the NASDAQ Stock Market. A member whom the Board determines to be the Fund's "audit committee financial expert" shall be presumed to qualify as financially sophisticated.


        5. With respect to Funds that are closed-end funds, Committee members shall not serve simultaneously on the audit committee of more than two public companies, in addition to their service on the Committee.


        B. Frequency of Meetings.

        The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than twice per year.

       C. Term of Office.

        Committee members shall serve until they resign or are removed or replaced by the Board.

III. RESPONSIBILITIES.


        A. With respect to Independent Auditors:


        1. The Committee shall be responsible for the appointment or replacement (subject if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

        2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditor's evaluation of the Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditor's activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the External Auditors.

        3. The Committee shall meet with the External Auditors in the absence of Fund Management, as necessary.

        4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its External Auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

        5. The Committee shall pre-approve the External Auditor's engagements for non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

        6. If the External Auditors have provided non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditor's independence.

        7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund consistent with Independence Standards Board Standard No. 1 as may be amended, restated, modified or replaced) regarding (a) the External Auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm;
(c) any steps taken to deal with any such issues; and (d) the External Auditor's independence, including all relationships between the External Auditors and the Fund and its affiliates; and evaluating the qualifications, performance and independence of the External Auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditors to the Board.

         8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that the External Auditors should discover (whether or not perceived to have a material effect on the Fund's financial statements), in accordance with and as required by
  Section 10A(b) of the Exchange Act.

         9. The Committee shall ensure the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

        10. The Committee shall establish and recommend to the Board for ratification a policy of the Funds with respect to the hiring of employees or former employees of the External Auditors who participated in the audits of the Funds' financial statements.

        11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditors.

        12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

        B. With respect to Fund Financial Statements:

        1. The Committee shall meet to review and discuss with Fund Management and the External Auditors the annual audited financial statements of the Funds, major issues regarding accounting and auditing principles and practices, and the Funds' disclosures under "Management's Discussion and Analysis," and shall meet to review and discuss with Fund Management the semi-annual financial statements of the Funds and the Funds' disclosures under "Management's Discussion and Analysis."


        2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") for policies and practices that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.


        3. The Committee shall review disclosures made to the Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

        4. The Committee shall discuss with the External Auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the External Auditor's review of the Funds' financial statements.


        5. The Committee shall review and discuss with management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

        6. The Committee shall review and discuss with management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

        7. The Committee shall discuss with Fund Management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The

 Chairman of the Committee shall be authorized to have these discussions with Fund Management on behalf of the Committee, and shall report to the Committee regarding any such discussions.

8. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

        C. With respect to serving as a Qualified Legal Compliance Committee:

        I. The Committee shall serve as the Funds' "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply.


               i. The Committee shall receive and retain, in confidence, reports of evidence of (a) a material violation of any federal or state securities laws, (b) a material breach of a fiduciary duty arising under any federal or state laws or (c) a similar material violation of any federal or state law by a Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, at the address of the principal offices of the Funds, which currently is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, who shall forward the Report of Material Violation to the Committee.


               ii. Upon receipt of a Report of Material Violation, the Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and (b) determine whether an investigation is necessary.


               iii. After considering the Report of a Material Violation, the Committee shall do the following if it deems an investigation necessary:

        o   Notify the full Board;

        o Initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

        o Retain such additional expert personnel as the Committee deems necessary.

               iv. At the conclusion of any such investigation, the Committee shall:

        o Recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation; and

        o Inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

        2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

        D. Other Responsibilities:

        1. The Committee shall receive, retain and handle complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Funds or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by employees of the Funds and Fund Management, administrator, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III.C above.

        2. The Committee shall review, with fund counsel and independent legal counsel, any legal matters that could have significant impact on the Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

        3. The Committee shall review and reassess the adequacy of this charter on an annual basis, if necessary, and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

        4. The Committee shall evaluate on an annual basis the performance of the Committee.

        5. The Committee shall review with the External Auditors and with Fund Management the adequacy and effectiveness of the Funds' internal accounting and financial controls.

        6. The Committee shall discuss with Fund Management and the External Auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

        7. The Committee shall obtain any reports from Fund Management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

        8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for a Fund.

        9. The Committee may request any officer or employee of a Fund or Fund Management, independent legal counsel, fund counsel and the External Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        10. The Committee shall maintain minutes of its meetings.

        11. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities.

IV. AUTHORITY TO ENGAGE ADVISERS.

        The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Funds' External Auditors shall have unrestricted accessibility at any time to Committee members.

V. FUNDING PROVISIONS.

        A. The Committee shall determine the:

        1. Compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund; and

        2. Compensation to any advisers employed by the Committee.


        B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the applicable Fund or Fund Management.

VI. MANAGEMENT AND EXTERNAL AUDITOR'S RESPONSIBILITIES.

        A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. All External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditors' ultimate accountability is to the Board and the Committee, as representatives of shareholders.

        B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with GAAP, nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

        C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.


Amended:  June 13, 2005
Amended:  December 11, 2006

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


                               [Blank Back Cover]

                                                                      PROXY CARD




            PLEASE FOLD ALONG THE PERFORMATION, DETACH AND RETURN THE
                    BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------
Proxy -- FIRST TRUST/FIDAC MORTGAGE INCOME FUND
--------------------------------------------------------------------------

PROXY SOLICITED BY THE BOARD OF TRUSTEES
ANNUAL MEETING ON APRIL 16, 2007

The undersigned holder of shares of the First Trust/Fidac Mortgage Income Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley and Kristi A. Maher as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 4:00 p.m. Central time on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement dated March 15, 2007, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

FIRST TRUST/FIDAC
MORTGAGE INCOME FUND

                                 000004
MR. A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6




Using a BLACK INK pen, mark your
votes with an X as shown in this
example. Please do not write
outside the designated areas.          [X]

--------------------------------------------------------------------------------
Annual Meeting Proxy Card
--------------------------------------------------------------------------------


            PLEASE FOLD ALONG THE PERFORMATION, DETACH AND RETURN THE
                    BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


A   Proposal -- The Board of Trustees recommends a vote FOR all the nominees listed.

1. Election of Trustees:       For  Withhold                              For    Withhold                           For    Withhold

   (01)  Robert F. Keith       [ ]    [ ]     (02)  Richard E. Erickson   [ ]    [ ]       (03)  Thomas R. Kadlec   [ ]    [ ]
         Class I (Expiring 2008)                    Class II (Expiring 2009)                     Class II (Expiring 2009)

   (04)  James A. Bowen       [ ]    [ ]      (05)  Niel B. Nielson       [ ]    [ ]
         Class III (Expiring 2010)                  Class III (Expiring 2010)



This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE SET FORTH.


B   Non-Voting Items
Change of Address -- Please print new address below.



Comments -- Please print your comments below.


C Authorized Signatures -- This section must be completed for your vote to be counted. -- Date and Sign Below

Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.

Date (mm/dd/yyyy) -- Please print date below.

____/____/____


Signature 1 -- Please keep signature within the box.


_______________________________________


Signature 2 -- Please keep signature with the box.


________________________________________

                       C 1234567890      J N T
                       5 0 B V   0 1 2 6 4 9 1

STOCK#   00ORNC